UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 13, 2010
Commercial Vehicle Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 13, 2010, the Compensation Committee of the Board of Directors of Commercial Vehicle Group, Inc. approved a market salary adjustment for Kevin R.L. Frailey following his promotion to President of Electrical Systems. Effective July 12, 2010, Mr. Frailey, who previously served as Executive Vice President and General Manager of Electrical Systems, will receive a base salary increase of 5%, along with an increase in his auto allowance in connection with his appointment. Mr. Frailey’s target incentive bonus percentage remains the same.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.
July 13, 2010	By:	/s/ Chad M. Utrup
		Name:	Chad M. Utrup
		Title:	Chief Financial Officer